UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aveanna Healthcare Holdings Inc., a Delaware corporation (the “Company”), held its 2023 Annual Meeting of Stockholders on May 10, 2023 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of three Class I directors to the Board of Directors of the Company for three-year terms to hold office until the Company’s 2026 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Rodney D. Windley	158,576,161	12,332,581	7,711,789
Christopher R. Gordon	163,952,678	6,956,064	7,711,789
Steven E. Rodgers	167,606,343	3,302,399	7,711,789

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
178,546,739	22,205	51,587	0

Proposal 3: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 Proxy Statement for the Annual Meeting:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
168,402,819	1,910,610	595,313	7,711,789

Proposal 4: Approval of an amendment to the Company’s Charter, in the form set forth in Appendix A of the Proxy Statement, to effect a Reverse Stock Split with respect to the Company’s issued and outstanding common stock at any time prior to December 29, 2023, within a pre-approved ratio Range (1 for 5 to 1 for 20), with the Effective Ratio to be a ratio within the Range to be determined at the discretion of the Company’s Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
176,081,717	2,496,049	42,765	0

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date:	May 12, 2023	By:	/s/ Shannon Drake
Shannon Drake Chief Legal Officer and Secretary